SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           AMENDMENT NO. 1 TO FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

    Date of Report (Date of Earliest Event being Reported): November 5, 2003

                            E-THE MOVIE NETWORK, INC.

             (Exact name of registrant as specified in its charter)



           Florida                     0-50062                 59-108227
(State or Other Jurisdiction        Commission File            IRS Employer
      of Incorporation)                 Number)             Identification No.)


                   1428 36TH STREET, BROOKLYN, NEW YORK 11218
                    (Address of Principal Executive Offices)

                                 (718) 436-7931
              (Registrant's Telephone Number, including Area Code)

       On November 5, 2003, e-The Movie Network, Inc. (the "Company") filed a Current Report on Form 8-K to report (the "Previous 8-K"), among other things, that it completed the acquisition of all of the outstanding membership interests (the "Acquisition")of Cell Power Technologies, LLC., a Delaware limited liability company ("Cell Power").

       This Amendment No. 1 to Form 8-K (i) amends Item 7 in the Previous 8-K,
(ii) discloses other developments relating to the Company and (iii) changes the fiscal year of the Company as herein provided.

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

       Following the Acquisition of Cell Power, Ms. Susan Parker, the former President [and sole director] of the Company resigned from all positions held with the Company. Mr. Jacob Herskovits has been appointed President, and sole director of the Company.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

       In accordance with Item 7(a), attached hereto are the audited financial statements of Cell Power for the period from September 22, 2003 (inception) to October 31, 2003.

ITEM 8. CHANGE IN FISCAL YEAR

       On March 29, 2004, the Company's Board of Directors approved a change in the Company's fiscal year. The new fiscal year will begin on November 1 and end on October 31 of each year, effective with the year ended October 31, 2004.

       The Acquisition of Cell Power was treated as a reverse acquisition of the Company by Cell Power. Cell Power's fiscal year ends on October 31. In accordance with the position of the Accounting Staff members in the Securities and Exchange's Division of Corporate Finance, because the Company elected to adopt the fiscal year of its accounting acquirer, no transition report is necessary.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





DATE: April 5, 2004                      e-THE MOVIE NETWORK, INC.

                                          BY: /s/ JACOB HERSKOVITS,
                                              ---------------------------
                                                  JACOB HERSKOVITS,
                                                  CHIEF EXECUTIVE OFFICER

                           CELL POWER TECHNOLOGIES LLC
                          (A Development Stage Company)

                              FINANCIAL STATEMENTS

     For the Period from September 22, 2003 (Inception) to October 31, 2003

                                                     CELL POWER TECHNOLOGIES LLC
                                                   (A Development Stage Company)
                                                                        CONTENTS
--------------------------------------------------------------------------------

                                                                        Page
                                                                        ----

INDEPENDENT AUDITORS' REPORT                                             F-2


FINANCIAL STATEMENTS

  Balance Sheet                                                        F-3-F-4
  Statement of Operations                                                F-5
  Statement of Members' Deficiency                                       F-6
  Statement of Cash Flows                                              F-7-F-8


NOTES TO FINANCIAL STATEMENTS                                          F-9-F-15

                          INDEPENDENT AUDITORS' REPORT



To the Members of
Cell Power Technologies LLC

We have audited the accompanying balance sheet of Cell Power Technologies LLC (a development stage company) as of October 31, 2003, and the related statements of operations, changes in members' deficiency, and cash flows for the period from September 22, 2003 (inception) to October 31, 2003. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Cell Power Technologies LLC as of October 31, 2003, and the results of its operations and its cash flows for the period from September 22, 2003 (inception) to October 31, 2003, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As shown in the financial statements, the Company has incurred a net loss since its inception and has a members' deficiency. These conditions raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to those matters are described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

                                         /s/ Marcum & Kliegman LLP
New York, New York
March 13, 2004

                                                     CELL POWER TECHNOLOGIES LLC
                                                   (A Development Stage Company)

                                                                   BALANCE SHEET

                                                                October 31, 2003
--------------------------------------------------------------------------------


                                 ASSETS
                                 ------

CURRENT ASSETS
--------------
  Cash                                          $ 93,994
  Cash in escrow                                 300,000
  Prepaid expense - related party                 35,000
                                                --------


    Total Current Assets                                             $428,994


INTANGIBLE ASSETS, Net of accumulated
  amortization of $2,500                                              277,510
                                                                     --------


    TOTAL ASSETS                                                     $706,504
                                                                     ========

      The accompanying notes are an integral part of these financial statements.

                                                     CELL POWER TECHNOLOGIES LLC
                                                   (A Development Stage Company)

                                                                   BALANCE SHEET

                                                                October 31, 2003
--------------------------------------------------------------------------------


                   LIABILITIES AND MEMBERS' DEFICIENCY
                   -----------------------------------

CURRENT LIABILITIES
-------------------
  Notes payable - related parties               $600,000
  Note payable                                   150,000
  Accounts payable                                   285
  Accrued interest - related parties              16,931
  Accrued interest                                 4,948
  Deferred revenue                                30,000
                                                --------

    TOTAL LIABILITIES                                                $802,164


COMMITMENTS
-----------

MEMBERS' DEFICIENCY, Including
  deficit accumulated during the
  development stage of $95,770                                        (95,660)
                                                                     --------

    TOTAL LIABILITIES AND
      MEMBERS' DEFICIENCY                                            $706,504
                                                                     ========

      The accompanying notes are an integral part of these financial statements.

                                                     CELL POWER TECHNOLOGIES LLC
                                                   (A Development Stage Company)

                                                         STATEMENT OF OPERATIONS

          For the Period from September 22, 2003 (Inception) to October 31, 2003
--------------------------------------------------------------------------------


REVENUE                                                              $     --
-------

OPERATING EXPENSES
------------------
  Consulting fees - related parties              $55,000
  Legal fees                                      15,802
  Amortization                                     2,500
  Other                                              589
                                                 -------

    TOTAL OPERATING EXPENSES                                           73,891
                                                                     --------

    OPERATING LOSS                                                    (73,891)


OTHER EXPENSES
--------------
  Interest expense - related parties              16,931
  Interest expense                                 4,948
                                                 -------

    TOTAL OTHER EXPENSES                                               21,879
                                                                     --------

    NET LOSS                                                         $(95,770)
                                                                     ========

      The accompanying notes are an integral part of these financial statements.

                                                     CELL POWER TECHNOLOGIES LLC
                                                   (A Development Stage Company)

                                                STATEMENT OF MEMBERS' DEFICIENCY

          For the Period from September 22, 2003 (Inception) to October 31, 2003
--------------------------------------------------------------------------------

                                                                                                Deficit
                                                                                              Accumulated
                                                                 Members'     Members'         During the
                                                  Membership     Capital    Subscription      Development
                                                    Units     Contributions  Receivable          Stage               Total
                                                  ------------------------------------------------------------------------
BALANCE - September 22, 2003 (Inception)             --          $ --          $  --           $     --           $     --
-------

  Issuance of membership units at
    inception for $1  per unit                      226           226           (226)                --                 --

  Issuance of membership units in connection
    with purchase of intangible asset
    at October 3, 2003 for $1 per unit               10            10             --                 --                 10

  Collection of members' subscription
    receivable                                       --            --            100                 --                100

  Net loss                                           --            --             --            (95,770)           (95,770)
                                                    ---          ----          -----           --------           --------


BALANCE - October 31, 2003                          236          $236          $(126)          $(95,770)          $(95,660)
-------                                             ===          ====          =====           ========           ========

      The accompanying notes are an integral part of these financial statements.

                                                     CELL POWER TECHNOLOGIES LLC
                                                   (A Development Stage Company)

                                                         STATEMENT OF CASH FLOWS

         For the Period from September 22, 2003 (Inception)  to October 31, 2003
--------------------------------------------------------------------------------


CASH FLOWS FROM OPERATING ACTIVITIES
------------------------------------
  Net loss                                                            $ (95,770)
   Adjustments to reconcile net loss to net cash used
    in operating activities:
     Amortization                                        $  2,500
  Changes in operating assets and liabilities:
    Increase in prepaid expenses - related party          (35,000)
    Increase in accounts payable                              285
    Increase in accrued interest - related parties         16,931
    Increase in accrued interest                            4,948
                                                         --------
      TOTAL ADJUSTMENTS                                                 (10,336)
                                                                      ---------
      NET CASH USED IN OPERATING ACTIVITIES                            (106,106)

CASH USED IN INVESTING ACTIVITIES
---------------------------------
  Purchase of intangible assets                                        (100,000)

CASH FLOWS FROM FINANCING ACTIVITIES
------------------------------------
  Deposits in escrow                                     (300,000)
  Advances from related parties                           300,000
  Repayment of advances from related parties             (300,000)
  Proceeds from notes payable - related parties           600,000
  Collection of members' subscription receivable              100
                                                         --------
      NET CASH PROVIDED BY FINANCING
        ACTIVITIES                                                      300,100
                                                                      ---------
      NET INCREASE IN CASH                                               93,994

CASH - Beginning                                                             --
----                                                                  ---------

CASH - Ending                                                         $  93,994
----                                                                  =========

      The accompanying notes are an integral part of these financial statements.

                                                     CELL POWER TECHNOLOGIES LLC
                                                   (A Development Stage Company)

                                              STATEMENT OF CASH FLOWS, Continued

          For the Period from September 22, 2003 (Inception) to October 31, 2003
--------------------------------------------------------------------------------


SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
-------------------------------------------------
  Cash paid during the period for:

    Interest                                                    $     --

  Noncash investing and financing activities:

    In connection with the purchase of intangible assets:

      Deferred revenue assumed                                  $ 30,000
      Note payable assumed                                      $150,000
      Membership units issued                                   $     10


      The accompanying notes are an integral part of these financial statements.

                                                     CELL POWER TECHNOLOGIES LLC
                                                   (A Development Stage Company)

                                                   NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 - The Company
         -----------

       Organization
       ------------
       Cell Power Technologies LLC (the "Company") was organized as a Delaware limited liability company on September 22, 2003.

       Description of Business and Development Stage Operations
       --------------------------------------------------------
       The Company acquired certain revenue/royalty rights, product purchasing rights and exclusive distribution rights, in certain markets in the western hemisphere, for "Cellboost" for a period of ten years (see Note
       4). Cellboost is a compact, non-rechargeable, and disposable cellular telephone battery.

       In addition to the acquisition as described above, other development stage operations include time devoted primarily to raising cash through the issuance of notes payable and entering into an exchange agreement (see Notes 5, 6 and 8).

NOTE 2 - Summary of Significant Accounting Policies
         ------------------------------------------

       Basis of Presentation
       ---------------------
       The accompanying financial statements have been prepared assuming the Company will continue as a going concern. The Company has incurred a net loss of $95,770 since its inception, has a members' deficiency of $95,660 and has entered into consulting and other contractual commitments. These conditions raise substantial doubt about the Company's ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

       Management expects to incur additional losses for the foreseeable future and recognizes the need to raise capital in order to develop a viable business. As described in Note 8, the Company entered into an exchange agreement with e-The Movie Networks, Inc. ("ETMV") and became a wholly-owned subsidiary of ETMV. The Company plans to issue stock to raise capital to fund its operations; however there can be no assurances that the Company can obtain the additional financing necessary to fund its operations.

       Use of Estimates
       ----------------
       The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

                                                     CELL POWER TECHNOLOGIES LLC
                                                   (A Development Stage Company)

                                                   NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 2 - Summary of Significant Accounting Policies, continued
         ------------------------------------------
       Intangible Assets and Impairment
       --------------------------------
       The Company acquired certain revenue/royalty rights, product purchasing rights and exclusive distribution rights, in certain markets, for Cellboost. These rights have been reflected as intangible assets in the accompanying financial statements.

       The intangible assets are carried at cost less accumulated amortization. Amortization is computed on the straight-line method over the ten-year estimated useful life of the assets.

       The Company periodically reviews the carrying value of its intangible assets to determine whether impairment may exist. The Company considers relevant cash flow and profitability information, including estimated future operating results, trends and other available information, in assessing whether the carrying value of the intangible assets can be recovered. If it is determined that the carrying value of the intangible assets will not be recovered from the undiscounted future cash flows, the carrying value of the assets would be considered impaired. An impairment charge is measured as any deficiency in the amount of estimated fair value of the intangible assets over carrying value. Based on the impairment tests performed, there was no impairment during the period from September 22, 2003 (inception) to October 31, 2003. There can be no assurance that future impairment tests on the intangible assets will not result in a charge to operations.

       Income Taxes
       ------------
       The Company was organized as a limited liability company and has elected to be taxed as a partnership. Partnerships are taxed at the individual partner level and thus there is no provision for income taxes presented in these financial statements. Effective with the closing on the exchange agreement on November 3, 2003 (see Note 8), the Company became a wholly-owned subsidiary of an incorporated entity.

       Revenue Recognition and Deferred Revenue
       ----------------------------------------
       The Company generates revenue from two specific sources; (a) royalties on the sale of individual Cellboost units generated by other entities in certain markets; and (b) Cellboost product sales generated by the Company. Revenues generated from either royalty rights or Company product sales are recognized when the product is shipped and collectibility is probable. For the period from September 22, 2003 (inception) to October 31, 2003, the Company did not generate any revenue from Cellboost product sales.

       Revenue received in advance is deferred until such time the criteria specified above is met. As of October 31, 2003, the Company had deferred revenue, consisting of advanced royalties assumed, of $30,000.

                                                     CELL POWER TECHNOLOGIES LLC
                                                   (A Development Stage Company)

                                                   NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 2 - Summary of Significant Accounting Policies, continued
         ------------------------------------------

       Fair Value of Financial Instruments
       -----------------------------------
       The carrying amounts of current assets and current liabilities approximate fair value because of the immediate or short-term maturity of these financial instruments.

       Recent Accounting Pronouncements
       --------------------------------
       In January 2003, and revised in December 2003, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 46 ("FIN 46"), "Consolidation of Variable Interest Entities." FIN 46 requires certain variable interest entities to be consolidated by the primary beneficiary of the entity if the equity investors in the entity do not have the characteristics of a controlling financial interest or do not have sufficient equity at risk for the entity to finance its activities without additional financial support from other parties. FIN 46 is effective for all new variable interest entities created or acquired after January 31, 2003. For variable interest entities created or acquired prior to February 1, 2003, the provisions of FIN 46 must be applied for the first interim or annual period beginning after December 15, 2004.

       In May 2003, the FASB issued Statement of Financial Accounting Standard No. 150, "Accounting for Certain Financial Instruments with Characteristics of Both Liabilities and Equity" ("SFAS 150"). SFAS 150 establishes standards for classification and measurement of certain financial instruments with characteristics of both liabilities and equity. It requires that an issuer classify a financial instrument that is within its scope as a liability (or an asset in certain cases). The provisions of SFAS 150 are effective for instruments entered into or modified after May 31, 2003 and pre-existing instruments as of July 1, 2003. On October 29, 2003, the FASB voted to indefinitely defer the effective date of SFAS 150 for mandatory redeemable instruments as they relate to minority interests in consolidated finite-lived entities through the issuance of FASB Staff Position 150-3.

       The Company does not expect the adoption of these pronouncements to have a material effect on its financial position or results of operations.

NOTE 3 - Concentrations of Credit Risk
         -----------------------------

       Financial instruments that potentially subject the Company to significant concentration of credit risk consist primarily of cash and cash in escrow. The Company's cash is maintained at one financial institution, and from time to time the account balance at this financial institution may exceed the amount of insurance provided on such accounts. The Company's cash in escrow was held by an attorney and used in connection with the closing on the exchange agreement with ETMV (see Note 8).

                                                     CELL POWER TECHNOLOGIES LLC
                                                   (A Development Stage Company)

                                                   NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 4 - Acquisition of Intangible Assets
         --------------------------------

       On December 23, 2003, the Company entered into an Amended and Restated Asset Purchase Agreement (the "Amended Agreement") effective as of October 3, 2003, with Global Link Technologies, Inc. ("GBLK"). The Amended Agreement primarily granted distribution rights in addition to previously granted royalty rights. The Amended Agreement supercedes and fully replaces an Asset Purchase Agreement and an Option Agreement, both dated and effective October 3, 2003, between the Company and GBLK.

       Pursuant to the Amended Agreement, the Company was granted GBLK's rights as they relate to the sale and distribution of Cellboost in Canada, the United States of America ("USA"), Mexico, Latin and/or South America (which is defined as all those countries and territories south of Mexico and north of Tierra Del Fuego), Puerto Rico, the US Virgin Islands, the Caribbean and Israel, with E & S International Enterprises, Inc. ("ESI"), a California corporation. These rights expire on February 12, 2013.

       ESI is the exclusive licensee for Cellboost worldwide. ESI must meet certain financial commitments and/or performance targets, on an annual basis, in order to maintain the exclusive worldwide license for Cellboost. If the agreement that granted ESI its exclusive worldwide license were to be terminated, the rights the Company acquired from GLBK would also be terminated. The termination of these rights will have an adverse material impact on the Company's current and future financial position and results of operations.

       Primarily, these rights entitle the Company to receive royalties on the net number of units sold by ESI in the defined territories. The royalty payments are based on the type of sale and territory where sold. The Company is also required to remit royalties to GBLK through 2005, based on units sold, and ESI, based on gross profit on units sold by the Company as a sub-distributor, in certain defined territories. The royalty fees due GBLK can be paid, at the Company's sole discretion, either in the form of cash or, subsequent to the ETMV acquisition (see Note 8), shares of ETMV common stock with a market value equal to the amount of the obligation.

       These rights were acquired for $280,010, which was comprised of $100,000 in cash, the assumption of $30,000 in advanced royalties received by GBLK from ESI, the assumption of a $150,000 promissory note payable (see Note
       6) and 10 membership units in the Company valued at $10.

       The intangible assets and the rights to receive payments related to the intangible assets were pledged as security for promissory notes (see Notes 5 and 6).

                                                     CELL POWER TECHNOLOGIES LLC
                                                   (A Development Stage Company)

                                                   NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 4 - Acquisition of Intangible Assets, continued
         --------------------------------

       As of October 31, 2003, intangible assets consist of the following:

                                                                    Estimated
                                                 Amount            Useful Life
                                                --------           -----------
      Royalty and distribution rights           $280,010             10 years
      Less:  accumulated amortization             (2,500)
                                                --------

                Intangible Assets, Net          $277,510
                                                ========

       Amortization expense for the period from September 22, 2003 (inception) to October 31, 2003 amounted to $2,500.

       Expected amortization expense for the intangible assets for the succeeding five years and thereafter is as follows:

                      Year Ending
                      October 31,                           Amount
                      -----------                          --------
                          2004                             $ 28,000
                          2005                               28,000
                          2006                               28,000
                          2007                               28,000
                          2008                               28,000
                       Thereafter                           137,510
                                                           --------

                         Total                             $277,510
                                                           ========

NOTE 5 - Notes Payable - Related Parties
         -------------------------------

       On September 23, 2003, the Company issued a $400,000 unsecured promissory note to a member of the Company. The note bears interest at 8% to maturity and had an original maturity date of November 30, 2003. The maturity date of the note was extended to May 15, 2004 and currently bears interest at 6% per annum. In the event of a default, the holder is granted the option, subordinate to any security interest granted, to collect receivables related to ESI until the obligation is satisfied.

       On October 20, 2003, the Company issued a $200,000 secured promissory note to another member of the Company. The note bears interest 10% per annum and had an original maturity date of March 1, 2004. The maturity date of the note was extended to May 15, 2004 and continues to bear interest at 10% per annum. The intangible assets and all rights to receive payments related to the intangible assets, as described in Note 4, secure this note, which are subordinated to the security rights described in Note 5.

                                                     CELL POWER TECHNOLOGIES LLC
                                                   (A Development Stage Company)

                                                   NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 6 - Note Payable
         ------------

       In connection with the purchase of the intangible assets described in
       Note 4, the Company assumed a $150,000 secured promissory note originally issued by GBLK on May 12, 2003. The note bears interest at 7% per annum and matures on May 8, 2004. Receivables related to the intangible assets, as described in Note 4, secure this note.


NOTE 7 - Related Party Transactions
         --------------------------

       Notes Payable
       -------------
       As described in Note 5, the Company has outstanding notes payable to related parties amounting to $600,000.

       Advances
       --------
       For the period from September 22, 2003 (inception) to October 31, 2003, the Company received and repaid non-interest bearing advances from members of the Company or affiliates of members of the Company, amounting to $300,000.

       Consulting Services Contract
       ----------------------------
       In October 2003, the Company entered into a consulting services contract with an entity related to a member of the Company. The agreement requires monthly payments of $35,000 for five years. The Company paid $70,000 related to this contract in which $35,000 is incurred as a consulting fee for the period from September 22, 2003 (inception) to October 31, 2003 and $35,000 is reflected as a prepaid expense as of October 31, 2003.

       Scheduled future minimum commitments under the consulting services contract are as follows:

                        For the
                      Year Ending
                      October 31,                         Amount
                      -----------                       ----------

                         2004                           $  420,000
                         2005                              420,000
                         2006                              420,000
                         2007                              420,000
                         2008                              385,000
                                                        ----------

                         Total                          $2,065,000
                                                        ==========

       Other Related Parties Transactions
       ----------------------------------
       For the period from September 22, 2003 (inception) to October 31, 2003, the Company paid a fee for operational and financial consulting services of $20,000 to an entity controlled by a member of the Company.

                                                     CELL POWER TECHNOLOGIES LLC
                                                   (A Development Stage Company)

                                                   NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 8 - Subsequent Events
         -----------------

       Consulting Services Contracts
       -----------------------------
       In January 2004, the Company has entered into a consulting contract for operational and financial services. The contract provides for monthly payments of $5,000 for six months and options to purchase common stock of ETMV, pursuant to terms in the agreement.

       Employment Agreement
       --------------------
       The Company entered into a three-year employment agreement, effective November 1, 2003, with a member of the Company to serve as its Chief Executive Officer and President. The agreement provides for a salary of $120,000 per annum, incentive bonuses and options to purchase common stock of ETMV, pursuant to terms in the agreement.

       Exchange Agreement
       ------------------
       The Company entered into an exchange agreement, which closed on November 3, 2003, with ETMV, a Florida corporation. ETMV was previously an inactive public shell. Pursuant to the agreement, ETMV repurchased 20,000,000 shares of its common stock for $300,000 and accounted for them as treasury stock. The shares were cancelled and EMTV then issued 23,600,000 unregistered shares of common stock for 100% of the outstanding membership units in the Company. Each membership unit of the Company received 100,000 shares of ETMV common stock. As a result of this exchange, the members of the Company gained voting control of ETMV and, thus, the exchange was accounted for as a reverse merger and the Company became a wholly-owned subsidiary of ETMV.